Exhibit 10.1

* * — CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2010 LIVESTOCK PRODUCTS DISTRIBUTION AGREEMENT

This Livestock Products Agreement (“Agreement”) effective as of January 1, 2010 (“Effective Date”) is made by and between Pfizer Inc., 235 East 42nd Street, New York, NY 10017 (“Pfizer”) and MWI Veterinary Supply Company, 651 South Stratford Drive, Suite 100, Meridian, Idaho 83642 (“MWI”).

WHEREAS, MWI is in the business of buying and selling animal health products and servicing customers for those products, and

WHEREAS, MWI and Pfizer wish to set forth the terms of their relationship related to the purchase and supply of such products,

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereby agree as follows:

Definitions:

“PARTICIPATING CUSTOMERS” shall mean customers from the list of customers approved by Pfizer who have entered into a Leaders Edge Agreement with Pfizer.

“Products” shall mean the Pfizer cattle and swine products sold to MWI by Pfizer pursuant to this Agreement (and referenced in Schedule A to this Agreement).

“Sales Out” shall mean the reported sales by MWI to Covansys and accepted by Pfizer.

“Strategic Accounts” shall mean all those PARTICIPATING CUSTOMERS listed in Schedule B hereto.

1.                                       (a)                                  Pfizer shall continue to promote its Products to certain select customers in the livestock field. The parties agree that each time a PARTICIPATING CUSTOMER selects MWI as their supplier and to service that customer’s account, Pfizer shall send to MWI a Pfizer Suggested Resale Price List which shall specify the Pfizer Products and the Pfizer suggested resale prices quoted to such PARTICIPATING CUSTOMER (hereafter “SUGGESTED RESALE PRICE LIST”). Each such SUGGESTED RESALE PRICE LIST shall be incorporated into and become part of this Agreement. Please find the current SUGGESTED RESALE PRICE LIST listed on Schedule C hereto. Also included on Schedule C is the current Pfizer Livestock Distributor Pricing. The Products and suggested resale prices are subject to change at any time in Pfizer’s sole discretion upon thirty (30) days prior written notice.

(b)                                 Pfizer reserves the right to add or delete PARTICIPATING CUSTOMERS or Strategic Accounts at any time at Pfizer’s sole discretion. Pfizer will provide written notice to MWI of any changes. Pfizer will notify MWI of any (i) additions to the Strategic Accounts list within twenty-four (24) hours of Pfizer’s receipt of the customer contract and (ii) removals from the Strategic Accounts list within four (4) business days prior to the removal effective date.

2.                                    (a)                                     MWI represents and warrants that for the purposes of this Agreement, it is in the business of purchasing Products from Pfizer for the sole purpose of resale and distribution, is registered within the state(s) with which it does business, is compliant with all pharmacy and distribution licensing requirements within the state(s) with which it does business, and is compliant with and capable of participating in Electronic Data Interchange (EDI).

(b)                                 MWI agrees to purchase from Pfizer, at credit terms agreed to between the parties and as may be further set forth on Pfizer’s invoices, Products sufficient to fulfill demand from all customers to whom MWI will sell Products in the quantities desired by the customers.

(c)                                  MWI agrees to maintain an inventory of Products equal to /**/ Demand, but excluding all Products indicated on Schedule A as ineligible for RSA payments. For purposes of this Agreement “Demand” shall mean /**/.

All Products shall count towards the amount held in inventory by MWI . MWI and Pfizer agree to act in good faith to resolve any material differences in the on hand inventory calculations.

(d)                                 Pfizer reserves the right to allocate purchases such that MWI may not purchase more than two (2) months MWI’s average of the most current Moving Annual Total sales purchases. Exceptions must be approved by Pfizer’s New York headquarters.

(e)                                  MWI agrees that all sales of Pfizer Products from MWI to a PARTICIPATING CUSTOMER shall reflect the specific prices for each Product provided for in that PARTICIPATING CUSTOMER’S most recent SUGGESTED RESALE PRICE LIST. In the event that the price listed on a PARTICIPATING CUSTOMER’S most recent SUGGESTED RESALE PRICE LIST for any particular Product is lower (at the time of consummation of a sale of such particular Products between MWI and that PARTICIPATING CUSTOMER) than the price paid by MWI to Pfizer for such Product, Pfizer agrees to credit MWI’s account for the amount of such difference.

3.                                       Nothing herein contained shall create or be deemed to create any relationship between the parties other than as specifically provided for herein. No employment, partnership, specific or general agency relationship shall exist unless specifically provided for in writing between the parties. MWI shall not represent, directly or indirectly, expressly or by implication, that any such relationships exist and/or that MWI has any authority except as set forth in this Agreement.

4.                                       MWI shall use commercially reasonable efforts to provide appropriate service to the customers to whom MWI will sell hereunder. For customers serviced pursuant to this Agreement, MWI shall:

(a)                                  Store its inventory of Pfizer Products under conditions (including refrigeration where appropriate) in accordance with package labeling or other written instructions from Pfizer to ensure that such Products retain their potency, purity, quality, and identity;

(b)                                 Provide to Covansys by the close of business on Friday of each week an inventory report covering all Product inventory purchased from Pfizer and setting-forth in dollars at MWI’s acquisition cost from Pfizer the amount of inventory by species. MWI agrees that Pfizer shall have the right, upon reasonable advance notice and during business hours to audit inventory in the possession of MWI to confirm compliance with this paragraph 4(b) and to confirm the accuracy of the data contained in the report;

(c)                                  Provide to Covansys its Health Industry Number, Customer Health Industry Number, Pfizer Product number, transaction date, ship to zip code, number of units and price with respect to each sale of Product, and unit inventories on each Pfizer Product sku that MWI sells;

(d)                                 Provide Sales Out data, which shall include Leaders Edge and Non-Leaders Edge sales, to Covansys within ten (10) working days of the date of each invoice. MWI will use its best efforts to ensure Sales Out data integrity and timeliness;

(e)                                  Submit all orders to Pfizer via EDI. EDI report 867 is the acceptable format;

(f)                                    Establish any service fee or other charge or discount to any customer including PARTICIPATING CUSTOMERS for Pfizer Products independently and at its sole discretion;

(g)                                 Provide regularly scheduled delivery service to its customers and use commercially reasonable efforts to anticipate its customers’ requirements for Pfizer Products. In the event Pfizer delivers any product order to PARTICIPATING CUSTOMERS (drop ship), no consideration shall be payable to MWI for that order under paragraph 5 below, provided that Pfizer will pay MWI for any drop ship if such shipment is made necessary by the unavailability of Pfizer Products;

(h)                                 MWI agrees that credit limits established by Pfizer shall be subject to change upon written notice by Pfizer in its sole discretion and that no Product shipments will be made to MWI in excess of the established credit limits;

(i)                                     Invoice customers in an accurate and timely manner;

(j)                                     Refer to that PARTICIPATING CUSTOMERS SUGGESTED RESALE PRICE LIST on each invoice for Pfizer Products;

(k)                                  Take no action, whether or not identified above, that would harm the Goodwill or name of Pfizer, or damage the interests of Pfizer or the Products, other than where supported by sound factual evidence, including, but not limited to, the diversion of Products and statements of false information. For purposes of this Agreement “Goodwill” shall mean the marketplace advantage of customer patronage and loyalty developed with continuous business under the same name over a period of time; and

(l)                                     Make payment to Pfizer for all Products purchased from Pfizer /**/. In the event MWI fails to maintain the inventory levels specified in paragraph 2(c) above Pfizer shall have the right, upon /**/ written notice to MWI, to receive payment from MWI /**/.

5.                                       In consideration of MWI undertaking the obligations set forth herein Pfizer shall make payments to MWI in accordance with Schedule D hereto.

6.                                       All sales of Products to PARTICIPATING CUSTOMER or Strategic Accounts for whom a SUGGESTED RESALE PRICE LIST has been incorporated into this Agreement are covered by this Agreement with regard to compensation payable to MWI hereunder. Any transaction involving Products with any customer including a PARTICIPATING CUSTOMER for which MWI has not been selected by that PARTICIPATING CUSTOMER as the distributor are not covered by this Agreement with regard to compensation payable hereunder.

7.                                       (a)                                  MWI shall not be provided with any rebate, discount or other compensation for Products handled under this Agreement unless specifically set forth herein. MWI will NOT be eligible to collect an RSA on any lateral sales to an unauthorized Pfizer distributor. (It is MWI’s obligation to confirm with Pfizer, prior to making a sale, as to whether a distributor is an authorized distributor.) All sales by Pfizer to MWI shall be at the then current Pfizer list price but subject to appropriate credits in accordance with paragraph 2(e). Pfizer shall have the right to raise or change the price of any or all Products to MWI on /**/ prior written notice. Pfizer shall be free to limit sales of any or all Products to MWI in advance of any price increase.

(b)                                 The parties agree that Pfizer shall not be obligated to issue credits for any returns that exceed the current average of returns of distributors as specified below unless such returns are the subject of a recall or made at the request of Pfizer. The current average of returns of distributors for the calendar year of the contract timeline January 1, 2010 to December 31, 2010 shall be:

Distributor Average Returns (credits and exchanges) as a % of sales: /**/

8.                                     The payments described in Schedule D hereto constitute full and complete compensation for MWI .

9.                                       All returns shall be approved by Pfizer and subject to Pfizer’s Returned Goods Policy, attached hereto as Schedule F. MWI may not offset payment to Pfizer of invoice amounts as credit for any compensation payable hereunder. Pfizer shall make bi-monthly payments of appropriate fees to MWI.

10.                                 MWI and Pfizer agree that, under the specific circumstances delineated in this Section 10, Pfizer, at Pfizer’s sole discretion, may recoup the sums outstanding to it from MWI against those sums which may become due from Pfizer to MWI, in that the obligations arise from mutual transactions. The specific circumstances which will enable Pfizer to initiate recoupment are:

(a)                                MWI becomes insolvent, which shall be defined as:

(i)                                     the sum of MWI’s debts is greater than all of MWI’s property (“Balance Sheet Test”); or

(ii)                                  MWI is generally not paying its debts as they come due; or

(iii)                               MWI has failed to act in good faith for a period in excess of six (6) months to resolve any outstanding invoice or purchase order issues or reconciliations.

(b)                                 MWI commences a liquidation of its operations by means of a sale of its assets in their entirety or piecemeal; or

(c)                                  MWI ceases its business operations whether or not such cessation is voluntary or involuntary; or

(d)                                 MWI files a proceeding pursuant to the U.S. Bankruptcy Code or any state court proceeding, including an Assignment for the Benefit of Creditors.

11.                                 Nothing in this Agreement shall be deemed to preclude MWI from negotiating a service fee or any other consideration from, or providing any discount or rebate to, any customer, including PARTICIPATING CUSTOMERS for any services provided by MWI.

12.                                 MWI shall distribute Pfizer Products only under the labeling provided by Pfizer or as otherwise approved in writing by Pfizer; prescribe, recommend, suggest, and advertise each Product for use only under the conditions stated in the labeling provided by Pfizer; and observe all federal, state, and local laws governing the distribution of the Products.

13.                                 Nothing in this Agreement shall be deemed to limit Pfizer’s ability to sell any Product at any time to any customer including PARTICIPATING CUSTOMERS or any other party. Transactions consummated directly between Pfizer and any such customer or other party shall not qualify for any of the compensation payable to MWI hereunder. Nothing in this Agreement shall be deemed to limit MWI’s ability to sell non-Pfizer products at any time to any customer including PARTICIPATING CUSTOMERS or any other party. MWI’s active promotion or sale of products not made by Pfizer will not be considered harmful to the Goodwill or name of Pfizer, or the Products, provided that the Pfizer Products are not maligned in any way as prohibited under Section 4(k) of this Agreement.

14.                                 EXCEPT AS SET FORTH IN THIS AGREEMENT, IN THE LABELING OF THE PRODUCTS SOLD HEREUNDER, OR AS OTHERWISE SPECIFIED IN WRITING BY PFIZER, PFIZER MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE PRODUCTS.

(a)                                  Pfizer shall defend, indemnify, and hold MWI harmless from all liabilities, claims, demands, damages, costs and expenses, or money judgments incurred by MWI or rendered against it resulting from (a) any breach by Pfizer of this Agreement, (b) third party claims or actions for personal injury or property damage which arise out of the distribution or sale of Pfizer products or the failure to warn, except to the extent that such personal injury or property damage arises out of the negligence or willful misconduct of MWI, and (c) any claim that the Products, as sold by Pfizer, were defective. In the event Pfizer is found by any court of competent jurisdiction to be liable for any claim based in products liability, then Pfizer shall reimburse MWI’s reasonable legal fees incurred in the course of cooperating with Pfizer’s defense. To be covered by this defense and indemnity, MWI must: promptly notify Pfizer of any such claim; allow Pfizer to fully control the defense and/or resolution of the claim; and cooperate fully with Pfizer in the matter. This defense, indemnity and payment for legal fees shall not apply to claims alleging: MWI alteration, negligent handling or improper storage of the Products; sale of outdated Products; sale or recommendation of the Products for uses or in a manner not set forth in either the labeling supplied by Pfizer or as otherwise specified by Pfizer in writing; or sale of the Products after receipt of written notice from Pfizer that such sales should be halted.

(b)                                 In no event shall either party be liable to the other party for special, collateral, incidental, punitive or consequential damages in connection with or arising out of this Agreement. Except as provided under subparagraph 14(a), above, total damages recoverable against Pfizer by MWI shall be exclusively limited to the purchase price of the Products with respect to which damages are claimed.

15.                                 MWI and Pfizer acknowledge that in the performance of their duties hereunder each may obtain access to “Confidential Information” (as defined below) of the other. MWI and Pfizer agree that during the term of this Agreement and for a period of three (3) years after the termination of this Agreement, unless specifically permitted in writing by the other party, which permission shall not be unreasonably withheld, especially in connection with a sale of all or a substantial portion of MWI’s business, to (a) retain in confidence and not disclose to any third party and (b) use only for the purpose of carrying out their duties hereunder, any such Confidential Information. As used herein the term “Confidential Information” means any information, or data, whether of a business or scientific nature and whether in written, oral or tangible form, relating to Pfizer’s and MWI’s business or potential business or its research and development activities, not generally available to or known to the public, and not otherwise known to the receiving party, that is disclosed to or learned by the other party pursuant hereto. “Confidential Information” does not mean or include any information: (a) which is, at the time of disclosure, available to the general public; or (b) which following disclosure becomes available to the general public through no fault of the recipient; or (c) which recipient can demonstrate was in its possession before receipt; or (d) which is disclosed to recipient without restriction on disclosure. Upon written request from either party after completion of the work provided for hereunder or other termination of this Agreement each party will return to the other party any documents, or copies thereof, or any product samples, containing or constituting Confidential Information disclosed to or generated by either party in connection with this Agreement.

16.                                 All notices or communications given hereunder by one party to the other shall be sent by hand or by first class prepaid registered or recorded delivery post or by facsimile addressed to such party as follows:

If to Pfizer:	Pfizer, Inc. Attention: President, Animal Health 235 East 42nd Street New York, NY 10017

If to MWI :	MWI Veterinary Supply Company Attention: President & CEO 651 South Stratford Drive, Suite 100 Meridian, Idaho 83642

Either party may change its address by giving written notice to the other party.

17.                                 This Agreement shall be effective as of January 1, 2010 and shall continue in force until December 31, 2010. This Agreement may be terminated by either party upon thirty (30) days prior written notice. Such termination may be without cause. This Agreement may be terminated immediately by either party upon written notice in the event of a material breach by the other. In the event MWI takes any action that harms or damages the interests of Pfizer or the Products, other than where supported by sound factual evidence, including, but not limited to, the diversion of Products and statements of false information, Pfizer may terminate this Agreement immediately upon written notice.

18.                                 This Agreement shall governed by the laws of the State of New York applicable to contracts made and performed therein. This Agreement is not assignable without the express written consent of the other party, and may be modified or amended only in writing signed by both parties.

19.                                 This Agreement and documents referred to herein embody the entire understanding between the parties hereto, will supersede prior agreements relating to the Products. No activities conducted pursuant to this Agreement or related thereto, including but not limited to the future planning activities of the parties, shall be deemed to give rise to any obligations on the part of either party other than as expressly provided for herein.

IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement.

MWI Veterinary Supply Company		Pfizer, Inc.

By	/s/ Jim Cleary	By	/s/ Clinton A Lewis, Jr.
Name Jim Cleary		Clinton A. Lewis, Jr.
Title President and CEO		President, U.S. Operations
Pfizer Animal Health

Date December 28, 2009		Date January 13, 2010

SCHEDULE A

FEE ELIGIBLE PRODUCTS

2010 Leaders’ Edge RSA Eligibility List

SKU	ITEM DESCRIPTION	SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
CATTLE-BIOLOGICALS
4252	Bovi-Shield® BRSV	10	/**/	/**/	/**/	/**/
4256	Bovi-Shield BRSV	50	/**/	/**/	/**/	/**/
5194	Bovi-Shield GOLD® 4	10	/**/	/**/	/**/	/**/
5195	Bovi-Shield GOLD 4	50	/**/	/**/	/**/	/**/
5199	Bovi-Shield GOLD® 5	5	/**/	/**/	/**/	/**/
5196	Bovi-Shield GOLD 5	10	/**/	/**/	/**/	/**/
5197	Bovi-Shield GOLD 5	50	/**/	/**/	/**/	/**/
5211	Bovi-Shield GOLD® FP® 5*	10	/**/	/**/	/**/	/**/
5212	Bovi-Shield GOLD FP 5*	50	/**/	/**/	/**/	/**/
5321	Bovi-Shield GOLD® FP® 5**	10	/**/	/**/	/**/	/**/
5322	Bovi-Shield GOLD FP 5**	50	/**/	/**/	/**/	/**/
5112	Bovi-Shield GOLD® FP® 5 L5*	5	/**/	/**/	/**/	/**/
5113	Bovi-Shield GOLD FP 5 L5*	10	/**/	/**/	/**/	/**/
5114	Bovi-Shield GOLD FP 5 L5*	50	/**/	/**/	/**/	/**/
5323	Bovi-Shield GOLD® FP® 5 L5**	5	/**/	/**/	/**/	/**/
5324	Bovi-Shield GOLD FP 5 L5**	10	/**/	/**/	/**/	/**/
5325	Bovi-Shield GOLD FP 5 L5**	50	/**/	/**/	/**/	/**/
5115	Bovi-Shield GOLD® FP® 5 VL5*	10	/**/	/**/	/**/	/**/
5116	Bovi-Shield GOLD FP 5 VL5*	50	/**/	/**/	/**/	/**/
5326	Bovi-Shield GOLD® FP® 5 VL5**	10	/**/	/**/	/**/	/**/
5327	Bovi-Shield GOLD FP 5 VL5**	50	/**/	/**/	/**/	/**/
5253	Bovi-Shield GOLD® FP® 5 L5 HB	10	/**/	/**/	/**/	/**/
5254	Bovi-Shield GOLD FP 5 L5 KB	50	/**/	/**/	/**/	/**/
5255	Bovi-Shield GOLD® FP® 5 VL5 HB	10	/**/	/**/	/**/	/**/
5256	Bovi-Shield GOLD FP 5 VL5 HB	50	/**/	/**/	/**/	/**/
5191	Bovi-Shield GOLD® IBR-BVD	50	/**/	/**/	/**/	/**/
4179	Bovi-Shield® IBR	50	/**/	/**/	/**/	/**/
4002	Calf-Guard®	1	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION	SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
4143	CattleMaster® 4+VL5	5	/**/	/**/	/**/	/**/
4144	CattleMaster 4+VL5	10	/**/	/**/	/**/	/**/
4145	CattleMaster 4+VL5	25	/**/	/**/	/**/	/**/
5094	CattleMaster® GOLD™ FP® 5	5	/**/	/**/	/**/	/**/
5095	CattleMaster GOLD FP 5	10	/**/	/**/	/**/	/**/
5096	CattleMaster GOLD FP 5	25	/**/	/**/	/**/	/**/
5124	CattleMaster® GOLD™ FP® 5 L5	5	/**/	/**/	/**/	/**/
5125	CattleMaster GOLD FP 5 L5	10	/**/	/**/	/**/	/**/
5126	CattleMaster GOLD FP 5 L5	25	/**/	/**/	/**/	/**/
1434	E.coli Bacterin- J.5™ Strain	20	/**/	/**/	/**/	/**/
1435	E.coli Bacterin- J-5 Strain	50	/**/	/**/	/**/	/**/
4475	Leptoferm-5®	10	/**/	/**/	/**/	/**/
4477	Leptoferm-5	50	/**/	/**/	/**/	/**/
4988	One Shot®	5	/**/	/**/	/**/	/**/
4991	One Shot	10	/**/	/**/	/**/	/**/
4993	One Shot	50	/**/	/**/	/**/	/**/
5074	One Shot Ultra® 7	10	/**/	/**/	/**/	/**/
5075	One Shot Ultra 7	50	/**/	/**/	/**/	/**/
5076	One Shot Ultra® 8	10	/**/	/**/	/**/	/**/
5077	One Shot Ultra 8	50	/**/	/**/	/**/	/**/
5117	PregGuard® GOLD FP® 10*	10	/**/	/**/	/**/	/**/
5118	PregGuard GOLD FP 10*	50	/**/	/**/	/**/	/**/
5328	PregGuard® GOLD FP® 10**	10	/**/	/**/	/**/	/**/
5329	PregGuard GOLD FP 10**	50	/**/	/**/	/**/	/**/
4308	Resvac® 4/Somubac®	10	/**/	/**/	/**/	/**/
4307	Resvac 4/Somubac	50	/**/	/**/	/**/	/**/
5241	ScourGuard® 4K*	10	/**/	/**/	/**/	/**/
5242	ScourGuard 4K*	50	/**/	/**/	/**/	/**/
5243	ScourGuard® 4KC*	10	/**/	/**/	/**/	/**/
5244	ScourGuard 4KC*	50	/**/	/**/	/**/	/**/
5331	ScourGuard® 4K**	10	/**/	/**/	/**/	/**/
5332	ScourGuard 4K**	50	/**/	/**/	/**/	/**/
5333	ScourGuard® 4KC**	10	/**/	/**/	/**/	/**/
5334	ScourGuard 4KC**	50	/**/	/**/	/**/	/**/
4255	Somubac®	10	/**/	/**/	/**/	/**/
4254	Somubac	50	/**/	/**/	/**/	/**/
5088	Spirovac®	10	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION		SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
5090	Spirovac		50	/**/	/**/	/**/	/**/
5200	Spirovac® L5		10	/**/	/**/	/**/	/**/
5201	Spirovac L5		50	/**/	/**/	/**/	/**/
5202	Spirovac® VL5		10	/**/	/**/	/**/	/**/
5203	Spirovac VL5		50	/**/	/**/	/**/	/**/
4890	StayBred™ VL5		10	/**/	/**/	/**/	/**/
4892	StayBred VL5		50	/**/	/**/	/**/	/**/
4904	TSV-2®		1	/**/	/**/	/**/	/**/
4909	TSV-2		10	/**/	/**/	/**/	/**/
4912	TSV-2		25	/**/	/**/	/**/	/**/
4913	TSV-2		50	/**/	/**/	/**/	/**/
4381	Ultrabac® 7		10	/**/	/**/	/**/	/**/
4379	Ultrabac 7		50	/**/	/**/	/**/	/**/
4380	Ultrabac 7		200	/**/	/**/	/**/	/**/
4384	Ultrabac® 7/Somubac®		10	/**/	/**/	/**/	/**/
4382	Ultrabac 7/Somubac		50	/**/	/**/	/**/	/**/
4383	Ultrabac 7/Somubac		200	/**/	/**/	/**/	/**/
4387	Ultrabac-8®		10	/**/	/**/	/**/	/**/
4385	Ultrabac-8		50	/**/	/**/	/**/	/**/
4386	Ultrabac-8		200	/**/	/**/	/**/	/**/
4388	Ultrabac® CD		10	/**/	/**/	/**/	/**/
4371	Ultrabac CD		50	/**/	/**/	/**/	/**/
5062	UltraChoice® 7		10	/**/	/**/	/**/	/**/
5063	UltraChoice 7		50	/**/	/**/	/**/	/**/
5064	UltraChoice 7		250	/**/	/**/	/**/	/**/
5065	UltraChoice® 8		10	/**/	/**/	/**/	/**/
5066	UltraChoice 8		50	/**/	/**/	/**/	/**/
5067	UltraChoice 8		250	/**/	/**/	/**/	/**/
5061	UltraChoice® CD		50	/**/	/**/	/**/	/**/
4937	Vibrin®		50	/**/	/**/	/**/	/**/
5330	SolidBac® Pinkeye IR/PR®		1 Pouch of 50	/**/	/**/	/**/	/**/
CAME-ANTI-INFECTIVES
8171	A180®Rx	Rx	100 mL	/**/	/**/	/**/	/**/
8172	A180	Rx	250 mL	/**/	/**/	/**/	/**/
8448	Albon® Bolus		5 g x 50	/**/	/**/	/**/	/**/
8449	Albon Bolus		15 g x 12	/**/	/**/	/**/	/**/
8450	Albon Bolus		15 g x 50	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION		SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
8189	Draxxin® Injectable Solution	Rx	50 mL	/**/	/**/	/**/	/**/
8174	Draxxin Injectable Solution	Rx	100 mL	/**/	/**/	/**/	/**/
8175	Draxxin Injectable Solution	Rx	250 mL	/**/	/**/	/**/	/**/
8176	Draxxin Injectable Solution	Rx	500 mL	/**/	/**/	/**/	/**/
1506	Excede® Sterile Suspension	Rx	100 mL	/**/	/**/	/**/	/**/
1431	Excenel® RTU Sterile Suspension	Rx	100 mL	/**/	/**/	/**/	/**/
7959	Liquamycin® LA-200®		100 mL	/**/	/**/	/**/	/**/
7960	Liquamycin LA-200		250 mL	/**/	/**/	/**/	/**/
7961	Liquamycin LA-200		500 mL	/**/	/**/	/**/	/**/
1465	Naxcel® Sterile Powder	Rx	1 g	/**/	/**/	/**/	/**/
1466	Naxcel Sterile Powder	Rx	4 g	/**/	/**/	/**/	/**/
1463	Sterile Water		80 mL	/**/	/**/	/**/	/**/
7948	Terramycin® Scour Tabs		250 mg, 24/btl	/**/	/**/	/**/	/**/
7949	Terramycin Scour Tabs		250 mg, 100/btl	/**/	/**/	/**/	/**/
CATTLE-LINCOMIX
1452	Lincomix® Soluble Powder		160 g	/**/	/**/	/**/	/**/
1453	Lincomix Soluble Powder		480 g	/**/	/**/	/**/	/**/
1436	Linco-Spectin®	Rx	20 mL	/**/	/**/	/**/	/**/
CATTLE-MASTITIS
1403	Albadry Plus®		12	/**/	/**/	/**/	/**/
1404	Albadry Plus		144	/**/	/**/	/**/	/**/
2004	Nolvasan® Teat Dip		1 gal	/**/	/**/	/**/	/**/
8169	Orbeseal®		144	/**/	/**/	/**/	/**/
1475	Pirsue® Sterile Solution	Rx	12	/**/	/**/	/**/	/**/
1476	Pirsue Sterile Solution	Rx	144	/**/	/**/	/**/	/**/
1480	Quartermaster®	Rx	12	/**/	/**/	/**/	/**/
1481	Quartermaster (Bulk Pack)	Rx	144	/**/	/**/	/**/	/**/
1507	Spectramast® LC	Rx	12	/**/	/**/	/**/	/**/
1510	Spectramast LC	Rx	144	/**/	/**/	/**/	/**/
1508	Spectramast® DC	Rx	12	/**/	/**/	/**/	/**/
1511	Spectramast DC	Rx	144	/**/	/**/	/**/	/**/
CATTLE-PARACITICIDES
7897	Dectomax® 1% Injectable		100 mL	/**/	/**/	/**/	/**/
8186	Dectomax 1% Injectable		200 mL	/**/	/**/	/**/	/**/
7899	Dectomax 1% Injectable		500 mL	/**/	/**/	/**/	/**/
7892	Dectomax® Pour-On		250 mL	/**/	/**/	/**/	/**/
7893	Dectomax Pour-On		1 L	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION		SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
7894	Dectomax Pour-On		2.5 L	/**/	/**/	/**/	/**/
7895	Dectomax Pour-On		5 L	/**/	/**/	/**/	/**/
7030	Durasect®		1 gal	/**/	/**/	/**/	/**/
7031	Durasect® II		450 mL	/**/	/**/	/**/	/**/
7032	Durasect II		900 mL	/**/	/**/	/**/	/**/
8783	Valbazen®		500 mL	/**/	/**/	/**/	/**/
8784	Valbazen		1 L	/**/	/**/	/**/	/**/
8785	Valbazen		5 L	/**/	/**/	/**/	/**/
CATTLE-REPRODUCTION
1420	EAZI-Breed™ CIDR® Applicator		Applicator	/**/	/**/	/**/	/**/
1518	EAZI-Breed CIDR Green Applicator		Applicator	/**/	/**/	/**/	/**/
1421	EAZI-Breed CIDR Insert		Bag of 10	/**/	/**/	/**/	/**/
0135	EAZI-Breed™ CIDR® G Applicator (Sheep)		Applicator	/**/	/**/	/**/	/**/
1533	EAZI-Breed CIDR G Insert (Sheep)		Bag of 20	/**/	/**/	/**/	/**/
2001	Factrel®	Rx	20 mL	/**/	/**/	/**/	/**/
1455	Lutalyse® Sterile Solution	Rx	30 mL	/**/	/**/	/**/	/**/
1504	Lutalyse Sterile Solution	Rx	100 mL	/**/	/**/	/**/	/**/
2003	Nolvalube®		8 lb	/**/	/**/	/**/	/**/
CATTLE-OTHER PHARMACEUTICALS
8152	Entrolyte® H.E.		178 g	/**/	/**/	/**/	/**/
2002	Hog & Cattle Vitamins & Electrolytes		8 oz	/**/	/**/	/**/	/**/
1478	Predef® 2X	Rx	100 mL	/**/	/**/	/**/	/**/
8112	Re-Sorb®		12	/**/	/**/	/**/	/**/
8142	Re-Sorb		72	/**/	/**/	/**/	/**/
8620	Therabloat®		2 oz	/**/	/**/	/**/	/**/
CATTLE-PRODUCTION
1458	MGA® 200 Premix		50 lb bag	/**/	/**/	/**/	/**/
1459	MGA® 500 Liquid Premix		40 lb drum	/**/	/**/	/**/	/**/
2016	Synovex® C		Box(10-10 ds Clips)	/**/	/**/	/**/	/**/
2014	Synovex C		Display (20 x 2-10 ds Clips)	/**/	/**/	/**/	/**/
2017	Synovex® Choice		Box(10-10 ds Clips)	/**/	/**/	/**/	/**/
2018	Synovex® H		Box(10-10 ds Clips)	/**/	/**/	/**/	/**/
2019	Synovex® Plus		Box(10-10 ds Clips)	/**/	/**/	/**/	/**/
2022	Synovex® S		Box(10-10 ds Clips)	/**/	/**/	/**/	/**/
SWINE RESPIRATORY BIOLOGICALS
5223	FluSure XP®		50	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION	SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
5224	FluSure XP	50	/**/	/**/	/**/	/**/
5042	pH1N1***	50	/**/	/**/	/**/	/**/
5043	pH1N1***	250	/**/	/**/	/**/	/**/
2240	Suvaxyn® SIV	50	/**/	/**/	/**/	/**/
2241	Suvaxyn SIV	250	/**/	/**/	/**/	/**/
5219	FluSure XP®/FarrowSure® GOLD	50	/**/	/**/	/**/	/**/
5220	FluSure XP/FarrowSure GOLD	250	/**/	/**/	/**/	/**/
5221	FluSure XP®/FarrowSure® GOLD Plus B	50	/**/	/**/	/**/	/**/
5227	FluSure XP®/RespiSure®	50	/**/	/**/	/**/	/**/
5228	FluSure XP/RespiSure	250	/**/	/**/	/**/	/**/
5231	FluSure XP®/RespiSure-ONE®	50	/**/	/**/	/**/	/**/
5232	FluSure XP/RespiSure-ONE	250	/**/	/**/	/**/	/**/
5225	FluSure XP®/ER Bac Plus®	50	/**/	/**/	/**/	/**/
5226	FluSure XP/ER Bac Plus	250	/**/	/**/	/**/	/**/
5233	FluSure XP®/RespiSure-ONE®/ER Bac Plus®	50	/**/	/**/	/**/	/**/
5001	RespiSure-ONE®	50	/**/	/**/	/**/	/**/
5002	RespiSure-ONE	250	/**/	/**/	/**/	/**/
5003	RespiSure-ONE	500	/**/	/**/	/**/	/**/
5166	RespiSure-ONE®/ER Bac Plus®	50	/**/	/**/	/**/	/**/
5167	RespiSure-ONE/ER Bac Plus	250	/**/	/**/	/**/	/**/
5168	RespiSure-ONE/ER Bac Plus	500	/**/	/**/	/**/	/**/
4606	RespiSure®	50	/**/	/**/	/**/	/**/
4618	RespiSure	250	/**/	/**/	/**/	/**/
4589	RespiSure	500	/**/	/**/	/**/	/**/
5169	RespiSure®/ER Bac Plus®	50	/**/	/**/	/**/	/**/
5170	RespiSure/ER Bac Plus	250	/**/	/**/	/**/	/**/
5171	RespiSure/ER Bac Plus	500	/**/	/**/	/**/	/**/
2220	Suvaxyn® MH-one	50	/**/	/**/	/**/	/**/
2221	Suvaxyn MH-one	250	/**/	/**/	/**/	/**/
2234	Suvaxyn® RespiFend® MH	10	/**/	/**/	/**/	/**/
2235	Suvaxyn RespiFend MH	50	/**/	/**/	/**/	/**/
2236	Suvaxyn RespiFend MH	125	/**/	/**/	/**/	/**/
2237	Suvaxyn RespiFend MH	250	/**/	/**/	/**/	/**/
2238	Suvaxyn® RespiFend® MH/HPS	50	/**/	/**/	/**/	/**/
2239	Suvaxyn RespiFend MH/HPS	125	/**/	/**/	/**/	/**/
2224	Suvaxyn® PCV2	50	/**/	/**/	/**/	/**/
2225	Suvaxyn PCV2	250	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION		SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
5041	ER Bac® Plus		250	/**/	/**/	/**/	/**/
2214	Suvaxyn® E - oral		100	/**/	/**/	/**/	/**/
2215	Suvaxyn E - oral		250	/**/	/**/	/**/	/**/
2216	Suvaxyn E - oral		500	/**/	/**/	/**/	/**/
2212	Suvaxyn® E		50	/**/	/**/	/**/	/**/
2213	Suvaxyn E		250	/**/	/**/	/**/	/**/
2232	Suvaxyn® RespiFend® HPS		50	/**/	/**/	/**/	/**/
2233	Suvaxyn RespiFend HPS		125	/**/	/**/	/**/	/**/
2231	Suvaxyn® RespiFend® APP		50	/**/	/**/	/**/	/**/
SWINE REPRODUCTIVE BIOLOGICALS
5213	ER Bac® L5 GOLD		50	/**/	/**/	/**/	/**/
5204	FarrowSure® GOLD		50	/**/	/**/	/**/	/**/
5248	FarrowSure GOLD		250	/**/	/**/	/**/	/**/
5206	FarrowSure® GOLD B		50	/**/	/**/	/**/	/**/
2223	Suvaxyn® P		50	/**/	/**/	/**/	/**/
2227	Suvaxyn® PLE		35	/**/	/**/	/**/	/**/
2228	Suvaxyn PLE		150	/**/	/**/	/**/	/**/
2230	Suvaxyn® PLE+B		50	/**/	/**/	/**/	/**/
2217	Suvaxyn® LE+B		50	/**/	/**/	/**/	/**/
4402	LitterGuard®		50	/**/	/**/	/**/	/**/
4410	LitterGuard® LT-C		50	/**/	/**/	/**/	/**/
4452	LitterGuard LT-C		250	/**/	/**/	/**/	/**/
SWINE LARGE ANIMAL VIALS
8189	Draxxin® Injectable Solution	Rx	50 mL	/**/	/**/	/**/	/**/
8174	Draxxin Injectable Solution	Rx	100 mL	/**/	/**/	/**/	/**/
8175	Draxxin Injectable Solution	Rx	250 mL	/**/	/**/	/**/	/**/
8176	Draxxin Injectable Solution	Rx	500 mL	/**/	/**/	/**/	/**/
1505	EXCEDE® for Swine	Rx	100 mL	/**/	/**/	/**/	/**/
1431	Excenel® RTU Sterile Suspension	Rx	100 mL	/**/	/**/	/**/	/**/
1436	Linco-Spectin®	Rx	20 mL	/**/	/**/	/**/	/**/
1450	Lincomix® 100 mg Injectable		100 mL	/**/	/**/	/**/	/**/
1451	Lincomix 300 mg Injectable		100 mL	/**/	/**/	/**/	/**/
1455	Lutalyse® Sterile Solution	Rx	30 mL	/**/	/**/	/**/	/**/
1404	Lutalyse Sterile Solution	Rx	100 mL	/**/	/**/	/**/	/**/
1465	Naxcel® Sterile Powder	Rx	1 g	/**/	/**/	/**/	/**/
1466	Naxcel Sterile Powder	Rx	4 g	/**/	/**/	/**/	/**/
1463	Sterile Water		80 mL	/**/	/**/	/**/	/**/

SKU	ITEM DESCRIPTION		SIZE	RSA ELIGIBLE	RSA (Sales to LE Vets & Animal Health Accounts)	RSA (Sales to Strategic Producers)	RSA Sales to LE Producers
1478	Predef® 2X	Rx	100 mL	/**/	/**/	/**/	/**/
7897	Dectomax® 1% Injectable		100 mL	/**/	/**/	/**/	/**/
8186	Dectomax 1% Injectable		200 mL	/**/	/**/	/**/	/**/
7899	Dectomax 1% Injectable		500 mL	/**/	/**/	/**/	/**/
7959	Liquamycin® LA-200®		100 mL	/**/	/**/	/**/	/**/
7960	Liquamycin LA-200		250 mL	/**/	/**/	/**/	/**/
7961	Liquamycin LA-200		500 mL	/**/	/**/	/**/	/**/
1452	Lincomix® Soluble Powder		160 g	/**/	/**/	/**/	/**/
1453	Lincomix Soluble Powder		480 g	/**/	/**/	/**/	/**/
1454	LS 50		75 g	/**/	/**/	/**/	/**/
SWINE-FEED MEDICATIONS
1447	Lincomix® 20		50 lb	/**/	/**/	/**/	/**/
1448	Lincomix® 50		50 lb	/**/	/**/	/**/	/**/

*Product skus will be discontinued once inventory is depleted.

**Product skus will become available once inventory of old skus is depleted.

***pH1N1 product will launch Q1 2010.

SCHEDULE B

LIST OF STRATEGIC ACCOUNTS

PARTICIPATING CUSTOMERS (Veterinarians, Dealers, Producers, and Strategic Producers) will be clearly identified with current updates within the Leaders’ Edge

Enrollment Notifications that are regularly Posted to the Pfizer AH Partners website www.pfizerahartners.com.

Narc ID	Name	Address	City	State
/**/	/**/	/**/	/**/	/**/

Narc ID	Name	Address	City	State

Narc ID	Name	Address	City	State

SCHEDULE C

SUGGESTED RESALE PRICE LIST AND DISTRIBUTOR PRICING

CATTLE SUGGESTED RETAIL PRICING
EFFECTIVE JANUARY 1, 2010

ITEM NUMBER	ITEM DESCRIPTION	SIZE	CASE QUANTITY	SUGGESTED RETAIL PRICE
BIOLOGICALS
4252	Bovi-Shield® BRSV	10	100	/**/
4256	Bovi-Shield BRSV	50	20	/**/
5194	Bovi-Shield GOLD® 4	10	100	/**/
5195	Bovi-Shield GOLD 4	50	20	/**/
5199	Bovi-Shield GOLD® 5	5	200	/**/
5196	Bovi-Shield GOLD 5	10	100	/**/
5197	Bovi-Shield GOLD 5	50	20	/**/
5211	Bovi-Shield GOLD® FP® 5 †	10	100	/**/
5212	Bovi-Shield GOLD FP 5 †	50	20	/**/
5321	Bovi-Shield GOLD® FP® 5 ††	10	100	/**/
5322	Bovi-Shield GOLD FP 5 ††	50	20	/**/
5112	Bovi-Shield GOLD® FP® 5 L5 †	5	200	/**/
5113	Bovi-Shield GOLD FP 5 L5 †	10	100	/**/
5114	Bovi-Shield GOLD FP 5 L5 †	50	20	/**/
5323	Bovi-Shield GOLD® FP® 5 L5 ††	5	200	/**/
5324	Bovi-Shield GOLD FP 5 L5 ††	10	100	/**/
5325	Bovi-Shield GOLD FP 5 L5 ††	50	20	/**/
5115	Bovi-Shield GOLD® FP® 5 VL5 †	10	100	/**/
5116	Bovi-Shield GOLD FP 5 VL5 †	50	20	/**/
5326	Bovi-Shield GOLD® FP® 5 VL5 ††	10	100	/**/
5327	Bovi-Shield GOLD FP 5 VL5 ††	50	20	/**/
5253	Bovi-Shield GOLD® FP® 5 L5 HB	10	100	/**/
5254	Bovi-Shield GOLD FP 5 L5 HB	50	20	/**/
5255	Bovi-Shield GOLD® FP® 5 VL5 HB	10	40	/**/
5256	Bovi-Shield GOLD FP 5 VL5 HB	50	20	/**/
5191	Bovi-Shield GOLD® IBR-BVD	50	20	/**/
4179	Bovi-Shield® IBR	50	20	/**/
4002	Calf-Guard®	1	750	/**/
4143	CattleMaster® 4+VL5	5	100	/**/
4144	CattleMaster 4+VL5	10	40	/**/
4145	CattleMaster 4+VL5	25	40	/**/
5094	CattleMaster® GOLD™ FP® 5	5	100	/**/
5095	CattleMaster GOLD FP 5	10	40	/**/
5096	CattleMaster GOLD FP 5	25	40	/**/
5124	CattleMaster® GOLD™ FP® 5 L5	5	100	/**/
5125	CattleMaster GOLD FP 5 L5	10	40	/**/

ITEM NUMBER	ITEM DESCRIPTION	SIZE	CASE QUANTITY	SUGGESTED RETAIL PRICE
5126	CattleMaster GOLD FP 5 L5	25	40	/**/
1434	E.coli Bacterin- J-5™ Strain	20	42	/**/
1435	E.coli Bacterin- J-5 Strain	50	36	/**/
4475	Leptoferm-5®	10	100	/**/
4477	Leptoferm-5	50	100	/**/
4988	One Shot®	5	200	/**/
4991	One Shot	10	100	/**/
4993	One Shot	50	20	/**/
5074	One Shot Ultra® 7	10	100	/**/
5075	One Shot Ultra 7	50	20	/**/
5076	One Shot Ultra® 8	10	100	/**/
5077	One Shot Ultra 8	50	20	/**/
5117	PregGuard® GOLD FP® 10 †	10	100	/**/
5118	PregGuard GOLD FP 10 †	50	20	/**/
5328	PregGuard® GOLD FP® 10 ††	10	100	/**/
5329	PregGuard GOLD FP 10 ††	50	20	/**/
4308	Resvac® 4/Somubac®	10	100	/**/
4307	Resvac 4/Somubac	50	20	/**/
5241	ScourGuard® 4K †	10	100	/**/
5242	ScourGuard 4K †	50	100	/**/
5243	ScourGuard() 4KC †	10	100	/**/
5244	ScourGuard 4KC †	50	100	/**/
5331	ScourGuard® 4K ††	10	100	/**/
5332	ScourGuard 4K ††	50	100	/**/
5333	ScourGuard® 4KC ††	10	100	/**/
5334	ScourGuard 4KC ††	50	100	/**/
4255	Somubac®	10	100	/**/
4254	Somubac	50	100	/**/
5088	Spirovac®	10	100	/**/
5090	Spirovac	50	100	/**/
5200	Spirovac® L5	10	100	/**/
5201	Spirovac L5	50	100	/**/
5202	Spirovac® VL5	10	80	/**/
5203	Spirovac VL5	50	20	/**/
4890	StayBred™ VL5	10	100	/**/
4892	StayBred VL5	50	100	/**/
4904	TSV-2®	1	750	/**/
4909	TSV-2	10	100	/**/
4912	TSV-2	25	40	/**/
4913	TSV-2	50	20	/**/
4381	Ultrabac® 7	10	192	/**/
4379	Ultrabac 7	50	48	/**/
4380	Ultrabac 7	200	12	/**/

ITEM NUMBER	ITEM DESCRIPTION		SIZE	CASE QUANTITY	SUGGESTED RETAIL PRICE
4384	Ultrabac® 7/Somubac®		10	192	/**/
4382	Ultrabac 7/Somubac		50	48	/**/
4383	Ultrabac 7/Somubac		200	12	/**/
4387	Ultrabac-8®		10	192	/**/
4385	Ultrabac-8		50	48	/**/
4386	Ultrabac-8		200	12	/**/
4388	Ultrabac® CD		10	100	/**/
4371	Ultrabac CD		50	100	/**/
5062	UltraChoice® 7		10	100	/**/
5063	UltraChoice 7		50	100	/**/
5064	UltraChoice 7		250	12	/**/
5065	UltraChoice® 8		10	100	/**/
5066	UltraChoice 8		50	100	/**/
5067	UltraChoice 8		250	12	/**/
5061	UltraChoice® CD		50	100	/**/
4937	Vibrin®		50	100	/**/
5330	SolidBac® Pinkeye IR/PR®		1 Pouch of 50	20 Pouches of 50	/**/
0110	Solidoser		Gun	10	/**/
SBC09003	Solidoser Replacement Needles		1 Bag of 5 Needles	100 Bags of 5	/**/
ANTI-INFECTIVES
8171	A180®	Rx	100 mL	12	/**/
8172	A180	Rx	250 mL	6	/**/
8448	Albon® Bolus		5 g x 50	12	/**/
8449	Albon Bolus		15 g x 12	12	/**/
8450	Albon Bolus		15 g x 50	6	/**/
8189	Draxxin® Injectable Solution	Rx	50 mL	40	/**/
8174	Draxxin Injectable Solution	Rx	100 mL	12	/**/
8175	Draxxin Injectable Solution	Rx	250 mL	6	/**/
8176	Draxxin Injectable Solution	Rx	500 mL	6	/**/
1506	Excede® Sterile Suspension	Rx	100 mL	10	/**/
1431	Excenel® RTU Sterile Suspension	Rx	100 mL	10	/**/
7959	Liquamycin® LA-200®		100 mL	24	/**/
7960	Liquamycin LA-200		250 mL	12	/**/
7961	Liquamycin LA-200		500 mL	6	/**/
1465	Naxcel® Sterile Powder	Rx	1 g	48	/**/
1466	Naxcel Sterile Powder	Rx	4 g	36	/**/
1463	Sterile Water*		80 mL	72	/**/
1464	Sterile Water		20 mL	288	/**/
7948	Terramycin® Scour Tabs		250 mg, 24/btl	12	/**/
7949	Terramycin Scour Tabs		250 mg, 100/btl	12	/**/
LINCOMIX
1452	Lincomix® Soluble Powder		160 g	12	/**/
1453	Lincomix Soluble Powder		480 g	6	/**/

ITEM NUMBER	ITEM DESCRIPTION		SIZE	CASE QUANTITY	SUGGESTED RETAIL PRICE
1436	Linco-Spectin®	Rx	20 mL	72	/**/
MASTITIS
1403	Albadry Plus®		Box (12 syringes)	12	/**/
1404	Albadry Plus		Pail (144 syringes)	1	/**/
2004	Nolvasan® Teat Dip		1 gal	4	/**/
8169	Orbeseal®		Pail (144 syringes)	1	/**/
1475	Pirsue® Sterile Solution	Rx	Box (12 syringes)	12	/**/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/**/
1480	Quartermaster®	Rx	Box (12 syringes)	12	/**/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/**/
1507	Spectramast® LC	Rx	Box (12 syringes)	12	/**/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/**/
1508	Spectramast® DC	Rx	Box (12 syringes)	12	/**/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/**/
PARASITICIDES
7897	Dectomax® 1% Injectable		100 mL	24	/**/
8186	Dectomax 1% Injectable		200 mL	12	/**/
7899	Dectomax 1% Injectable		500 mL	6	/**/
5057	Dectomax Injectable Dial-A-Dose Syringe		Syringe	50	/**/
7892	Dectomax® Pour-On		250 mL	10	/**/
7893	Dectomax Pour-On		1 L	10	/**/
7894	Dectomax Pour-On		2.5 L	4	/**/
7895	Dectomax Pour-On		5 L	2	/**/
0109	Dectomax Pour-On Gun		Gun	12	/**/
7030	Durasect®		1 gal	4	/**/
7031	Durasect® II		450 mL	12	/**/
7032	Durasect II		900 mL	6	/**/
8783	Valbazen®		500 mL	12	/**/
8784	Valbazen		1 L	12	/**/
8785	Valbazen		5 L	2	/**/
0325	Valbazen 20 mL Gun with Fixed Hook		Gun	25	/**/
0323	Valbazen 50 mL Gun with Fixed Hook		Gun	20	/**/
0809	Valbazen 50 mL Floating Hook		Floating Hook	20	/**/
0823	Valbazen Power Dose Gun 20 mL		Gun	20	/**/
REPRODUCTION
1421	EAZI-Breed CIDR Insert		Bag of 10	50 Bags of 10	/**/
1420	EAZI-Breed™ CIDR® Applicator		Applicator	50	/**/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/**/
1533	EAZI-Breed CIDR G Insert (Sheep)		Bag of 20	5 Bags of 20	/**/
0135	EAZI-Breed™ CIDR® G Applicator		Applicator	50	/**/
2001	Factrel®	Rx	20 mL	24	/**/
1455	Lutalyse® Sterile Solution	Rx	30 mL	48	/**/
1504	Lutalyse Sterile Solution	Rx	100 mL	10	/**/

ITEM NUMBER	ITEM DESCRIPTION		SIZE	CASE QUANTITY	SUGGESTED RETAIL PRICE
2003	Nolvalube®		8 lb	4	/**/
PRODUCTION
1458	MGA® 200 Premix		50 lb Bag	1	/**/
1459	MGA® 500 Liquid Premix		40 lb Drum	1	/**/
2016	Synovex® C		Box(10-10 ds clips)	50	/**/
2014	Synovex C		Display (20x2-10 ds clips)	10	/**/
2017	Synovex® Choice		Box(10-10 ds clips)	50	/**/
2018	Synovex® H		Box(10-10 ds clips)	50	/**/
2019	Synovex® Plus		Box(10-10 ds clips)	10	/**/
2022	Synovex® S		Box(10-10 ds clips)	50	/**/
0163	Synovex Revolver §		Revolver	20	/**/
0159	Synovex SX10 Implant Gun §		Gun	20	/**/
OTHER PHARMACEUTICALS
8152	Entrolyte® H.E.		178 g	40	/**/
2002	Hog & Cattle Vitamins & Electrolytes		8 oz	40	/**/
1478	Predef® 2X	Rx	100 mL	6	/**/
8112	Re-Sorb®		12	6	/**/
8142	Re-Sorb		72	1	/**/
8620	Therabloat®		2 oz	144	/**/

† Product skus will be discontinued once inventory is depleted.

†† Product skus will become available once inventory of old skus is depleted.

* Sterile water sold only with Naxcel 4 g in like quantities or less.

CATTLE DISTRIBUTOR
EFFECTIVE JANUARY 1, 2010 TO DECEMBER 31, 2010

ITEM NUMBER	ITEM DESCRIPTION	SIZE	CASE QUANTITY	DISTRIBUTOR PRICE	RETURN GOODS PRICE
BIOLOGICALS
4252	Bovi-Shield® BRSV	10	100	/**/	/**/
4256	Bovi-Shield BRSV	50	20	/**/	/**/
5194	Bovi-Shield GOLD® 4	10	100	/**/	/**/
5195	Bovi-Shield GOLD 4	50	20	/**/	/**/
5199	Bovi-Shield GOLD® 5	5	200	/**/	/**/
5196	Bovi-Shield GOLD 5	10	100	/**/	/**/
5197	Bovi-Shield GOLD 5	50	20	/**/	/**/
5211	Bovi-Shield GOLD® FP® 5 †	10	100	/**/	/**/
5212	Bovi-Shield GOLD FP 5 †	50	20	/**/	/**/
5321	Bovi-Shield GOLD® FP® 5 ††	10	100	/**/	/**/
5322	Bovi-Shield GOLD FP 5 ††	50	20	/**/	/**/
5112	Bovi-Shield GOLD® FP® 5 L5 †	5	200	/**/	/**/
5113	Bovi-Shield GOLD FP 5 L5 †	10	100	/**/	/**/
5114	Bovi-Shield GOLD FP 5 L5 †	50	20	/**/	/**/
5323	Bovi-Shield GOLD® FP® 5 L5 ††	5	200	/**/	/**/
5324	Bovi-Shield GOLD FP 5 L5 ††	10	100	/**/	/**/
5325	Bovi-Shield GOLD FP 5 L5 ††	50	20	/**/	/**/
5115	Bovi-Shield GOLD® FP® 5 VL5 †	10	100	/**/	/**/
5116	Bovi-Shield GOLD FP 5 VL5 †	50	20	/**/	/**/
5326	Bovi-Shield GOLD® FPO 5 VL5 ††	10	100	/**/	/**/
5327	Bovi-Shield GOLD FP 5 VL5 ††	50	20	/**/	/**/
5253	Bovi-Shield GOLD® FP® 5 L5 HB	10	100	/**/	/**/
5254	Bovi-Shield GOLD FP 5 L5 HB	50	20	/**/	/**/
5255	Bovi-Shield GOLD® FP® 5 VL5 HB	10	40	/**/	/**/
5256	Bovi-Shield GOLD FP 5 VL5 HB	50	20	/**/	/**/
5191	Bovi-Shield GOLD® IBR-BVD	50	20	/**/	/**/
4179	Bovi-Shield® IBR	50	20	/**/	/**/
4002	Calf-Guard®	1	750	/**/	/**/
4143	CattleMaster® 4+VL5	5	100	/**/	/**/
4144	CattleMaster 4+VL5	10	40	/**/	/**/
4145	CattleMaster 4+VL5	25	40	/**/	/**/
5094	CattleMaster® GOLD™ FP® 5	5	100	/**/	/**/
5095	CattleMaster GOLD FP 5	10	40	/**/	/**/
5096	CattleMaster GOLD FP 5	25	40	/**/	/**/

ITEM NUMBER	ITEM DESCRIPTION	SIZE	CASE QUANTITY	DISTRIBUTOR PRICE	RETURN GOODS PRICE
5124	CattleMaster® GOLD™ FP® 5 L5	5	100	/**/	/**/
5125	CattleMaster GOLD FP 5 L5	10	40	/**/	/**/
5126	CattleMaster GOLD FP 5 L5	25	40	/**/	/**/
1434	E.coli Bacterin- J-5™ Strain	20	42	/**/	/**/
1435	E.coli Bacterin- J-5 Strain	50	36	/**/	/**/
4475	Leptoferm-5®	10	100	/**/	/**/
4477	Leptoferm-5	50	100	/**/	/**/
4988	One Shot®	5	200	/**/	/**/
4991	One Shot	10	100	/**/	/**/
4993	One Shot	50	20	/**/	/**/
5074	One Shot Ultra® 7	10	100	/**/	/**/
5075	One Shot Ultra 7	50	20	/**/	/**/
BIOLOGICALS
5076	One Shot Ultra® 8	10	100	/**/	/**/
5077	One Shot Ultra 8	50	20	/**/	/**/
5117	PregGuard® GOLD FP® 10 †	10	100	/**/	/**/
5118	PregGuard GOLD FP 10 †	50	20	/**/	/**/
5328	PregGuard® GOLD FP® 10 ††	10	100	/**/	/**/
5329	PregGuard GOLD FP 10 ††	50	20	/**/	/**/
4308	Resvac® 4/Somubac®	10	100	/**/	/**/
4307	Resvac 4/Somubac	50	20	/**/	/**/
5241	ScourGuard® 4K †	10	100	/**/	/**/
5242	ScourGuard 4K †	50	100	/**/	/**/
5243	ScourGuard® 4KC †	10	100	/**/	/**/
5244	ScourGuard 4KC †	50	100	/**/	/**/
5331	ScourGuard® 4K ††	10	100	/**/	/**/
5332	ScourGuard 4K ††	50	100	/**/	/**/
5333	ScourGuard® 4KC ††	10	100	/**/	/**/
5334	ScourGuard 4KC ††	50	100	/**/	/**/
4255	Somubac®	10	100	/**/	/**/
4254	Somubac	50	100	/**/	/**/
5088	Spirovac®	10	100	/**/	/**/
5090	Spirovac	50	100	/**/	/**/
5200	Spirovac® L5	10	100	/**/	/**/
5201	Spirovac L5	50	100	/**/	/**/
5202	Spirovac® VL5	10	80	/**/	/**/
5203	Spirovac VL5	50	20	/**/	/**/
4890	StayBred™ VL5	10	100	/**/	/**/

ITEM NUMBER	ITEM DESCRIPTION		SIZE	CASE QUANTITY	DISTRIBUTOR PRICE	RETURN GOODS PRICE
4892	StayBred VL5		50	100	/**/	/**/
4904	TSV-2®		1	750	/**/	/**/
4909	TSV-2		10	100	/**/	/**/
4912	TSV-2		25	40	/**/	/**/
4913	TSV-2		50	20	/**/	/**/
4381	Ultrabac® 7		10	192	/**/	/**/
4379	Ultrabac 7		50	48	/**/	/**/
4380	Ultrabac 7		200	12	/**/	/**/
4384	Ultrabac® 7/Somubac®		10	192	/**/	/**/
4382	Ultrabac 7/Somubac		50	48	/**/	/**/
4383	Ultrabac 7/Somubac		200	12	/**/	/**/
4387	Ultrabac-8®		10	192	/**/	/**/
4385	Ultrabac-8		50	48	/**/	/**/
4386	Ultrabac-8		200	12	/**/	/**/
4388	Ultrabac® CD		10	100	/**/	/**/
4371	Ultrabac CD		50	100	/**/	/**/
5062	UltraChoice® 7		10	100	/**/	/**/
5063	UltraChoice 7		50	100	/**/	/**/
5064	UltraChoice 7		250	12	/**/	/**/
5065	UltraChoice® 8		10	100	/**/	/**/
5066	UltraChoice 8		50	100	/**/	/**/
5067	UltraChoice 8		250	12	/**/	/**/
5061	UltraChoice® CD		50	100	/**/	/**/
4937	Vibrin®		50	100	/**/	/**/
5330	SolidBac® Pinkeye IR/PR®		1 Pouch of 50	20 Pouches of 50	/**/	/**/
0110	SoliDoser® §		Gun	10	/**/	/**/
SBC09003	SoliDoser Replacement Needles		1 Bag of 5 Needles	100 Bags of 5	/**/	/**/
ANTI-INFECTIVES
8171	A180®	Rx	100 mL	12	/**/	/**/
8172	A180	Rx	250 mL	6	/**/	/**/
8448	Albon® Bolus		5 g x 50	12	/**/	/**/
8449	Albon Bolus		15 g x 12	12	/**/	/**/
8450	Albon Bolus		15 g x 50	6	/**/	/**/
8189	Draxxin® Injectable Solution	Rx	50 mL	40	/**/	/**/
8174	Draxxin Injectable Solution	Rx	100 mL	12	/**/	/**/
8175	Draxxin Injectable Solution	Rx	250 mL	6	/**/	/**/
8176	Draxxin Injectable Solution	Rx	500 mL	6	/**/	/**/
1506	Excede® Sterile Suspension	Rx	100 mL	10	/**/	/**/

ITEM NUMBER	ITEM DESCRIPTION		SIZE	CASE QUANTITY	DISTRIBUTOR PRICE	RETURN GOODS PRICE
1431	Excenel® RTU Sterile Suspension	Rx	100 mL	10	/**/	/**/
7959	Liquamycin® LA-200®		100 mL	24	/**/	/**/
7960	Liquamycin LA-200		250 mL	12	/**/	/**/
7961	Liquamycin LA-200		500 mL	6	/**/	/**/
1465	Naxcel® Sterile Powder	Rx	1 g	48	/**/	/**/
1466	Naxcel Sterile Powder	Rx	4 g	36	/**/	/**/
1463	Sterile Water		80 mL	72	/**/	/**/
1464	Sterile Water		20 mL	288	/**/	/**/
7948	Terramycin® Scour Tabs		250 mg, 24/btl	12	/**/	/**/
7949	Terramycin Scour Tabs		250 mg, 100/btl	12	/**/	/**/
LINCOMIX
1452	Lincomix® Soluble Powder		160 g	12	/**/	/**/
1453	Lincomix Soluble Powder		480 g	6	/**/	/**/
1436	Linco-Spectin®	Rx	20 mL	72	/**/	/**/
MASTITIS
1403	Albadry Plus®		Box (12 syringes)	12	/**/	/**/
1404	Albadry Plus		Pail (144 syringes)	1	/**/	/**/
2004	Nolvasan® Teat Dip		1 gal	4	/**/	/**/
8169	Orbeseal®		Pail (144 syringes)	1	/**/	/**/
1475	Pirsue® Sterile Solution	Rx	Box (12 syringes)	12	/**/	/**/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/**/	/**/
1480	Quartermaster®	Rx	Box (12 syringes)	12	/**/	/**/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/**/	/**/
1507	Spectramast® LC	Rx	Box (12 syringes)	12	/**/	/**/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/**/	/**/
1508	Spectramast® DC	Rx	Box (12 syringes)	12	/**/	/**/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/**/	/**/
PARASITICIDES
7897	Dectomax® 1% Injectable		100 mL	24	/**/	/**/
8186	Dectomax 1% Injectable		200 mL	12	/**/	/**/
7899	Dectomax 1% Injectable		500 mL	6	/**/	/**/
5057	Dectomax Injectable Dial-A-Dose Syringe §		Syringe	50	/**/	/**/
7892	Dectomax® Pour-On		250 mL	10	/**/	/**/
7893	Dectomax Pour-On		1 L	10	/**/	/**/
7894	Dectomax Pour-On		2.5 L	4	/**/	/**/
7895	Dectomax Pour-On		5 L	2	/**/	/**/
0109	Dectomax Pour-On Gun §		Gun	12	/**/	/**/
7030	Durasect®		1 gal	4	/**/	/**/

ITEM NUMBER	ITEM DESCRIPTION		SIZE	CASE QUANTITY	DISTRIBUTOR PRICE	RETURN GOODS PRICE
7031	Durasect® II		450 mL	12	/**/	/**/
7032	Durasect II		900 mL	6	/**/	/**/
8783	Valbazen®		500 mL	12	/**/	/**/
8784	Valbazen		1 L	12	/**/	/**/
8785	Valbazen		5 L	2	/**/	/**/
0325	Valbazen 20 mL Gun with Fixed Hook §		Gun	25	/**/	/**/
0323	Valbazen 50 mL Gun with Fixed Hook §		Gun	20	/**/	/**/
0809	Valbazen 50 mL Floating Hook §		Floating Hook	20	/**/	/**/
0823	Valbazen Power Dose Gun 20 mL §		Gun	20	/**/	/**/
REPRODUCTION
1421	EAZI-Breed CIDR Insert		Bag of 10	50 Bags of 10	/**/	/**/
1420	EAZI-Breed™ CIDR® Applicator §		Applicator	50	/**/	/**/
1518	EAZI-Breed CIDR Green Applicator §		Applicator	50	/**/	/**/
1533	EAZI-Breed CIDR G Insert (Sheep)		Bag of 20	5 Bags of 20	/**/	/**/
0135	EAZI-Breed™ CIDR® G Applicator (Sheep) §		Applicator	50	/**/	/**/
2001	Factrel®		20 mL	24	/**/	/**/
1455	Lutalyse® Sterile Solution	Rx	30 mL	48	/**/	/**/
1504	Lutalyse Sterile Solution	Rx	100 mL	10	/**/	/**/
2003	Nolvalube®		8 lb	4	/**/	/**/
PRODUCTION
1458	MGA® 200 Premix		50 lb Bag	1	/**/	/**/
1459	MGA® 500 Liquid Premix		40 lb Drum	1	/**/	/**/
2016	Synovex® C		Box(10-10 ds Clips)	50	/**/	/**/
2014	Synovex C		Display(20 x 2-10	10	/**/	/**/
2017	Synovex® Choice		Box(10-10 ds Clips)	50	/**/	/**/
2018	Synovex® H		Box(10-10 ds Clips)	50	/**/	/**/
2019	Synovex® Plus		Box(10-10 ds Clips)	10	/**/	/**/
2022	Synovex® S		Box(10-10 ds Clips)	50	/**/	/**/
0163	Synovex Revolver §		Revolver	20	/**/	/**/
0159	Synovex Sx10 Implant Gun §		Implant Gun	20	/**/	/**/
OTHER PHARMACEUTICALS
8152	Entrolyte® H.E.		178 g	40	/**/	/**/
2002	Hog & Cattle Vitamins & Electrolytes		8 oz	40	/**/	/**/
1478	Predef® 2X	Rx	100 mL	6	/**/	/**/
8112	Re-Sorb®		12	6	/**/	/**/
8142	Re-Sorb		72	1	/**/	/**/
8620	Therabloat®		2 oz	144	/**/	/**/

† Product skus will be discontinued once inventory is depleted.

†† Product skus will become available once inventory of old skus is depleted.

Item may be received for free with a qualifying purchase.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason.

Case quantities are subject to change.

SCHEDULE D

Section A

Fee for Logistics

Definitions:                            “Fee Eligible Products” shall mean those Pfizer Products listed in Schedule A hereto for which a Fee payment will be made to MWI in accordance with paragraph 5.

1)             Pfizer shall pay to MWI a fee for logistics (hereinafter, “Fee”) paid at a rate of (i) a differentiated percentage [see SCHEDULE E for breakdown] on Sales Out for Fee Eligible Products to identified PARTICIPATING CUSTOMERS who are producers (but not including Strategic Accounts), (ii) /**/ on Sales Out for Fee Eligible Products to identified PARTICIPATING CUSTOMERS who are veterinarians (but not including Strategic Accounts), and (iii) /**/ on Sales Out for Fee Eligible Products to identified PARTICIPATING CUSTOMERS who are Strategic Account. For a Veterinarian to receive an RSA on Strategic Producer product sales, the Veterinarian must buy those product quantities directly from Pfizer Animal Health. Such product purchases must be made within the timeframe of the reported sales to the Strategic Producer in order to receive a /**/ for sales to Leaders’ Edge Strategic Producers. The Veterinarian also must hold the accounts receivable on those products for the Strategic Producer. The remaining product purchases to service Leaders’ Edge accounts or Non-Leaders’ Edge accounts may be sourced from an authorized Pfizer distributor or directly from Pfizer Animal Health. The Fee is calculated on a Product by Product basis and based on the Product price contained in the Participating Customer’s SUGGESTED RESALE PRICE LIST in effect at the time of such Product purchase. The Fee is contingent on MWI fulfilling all conditions outlined in paragraph 4 of this Agreement. The payments made pursuant to this Schedule D, Section A are not payable for sales to anyone other than PARTICIPATING CUSTOMERS. The Fee is net of any difference between MWI’s purchase price and the SUGGESTED RESALE PRICE LIST price. MWI shall only receive the payments set out in this Schedule D, Section A for sales to PARTICIPATING CUSTOMERS which are consummated after confirmation by Pfizer to MWI that a customer is a PARTICIPATING CUSTOMER.

2)             Pfizer shall have the right to audit shipping records of MWI to confirm delivery of Products to producers or veterinarians in order to assure proper Fee payments under paragraph 1 of this Schedule D, Section A. Any material misrepresentations by MWI related to paragraph 1 of this Schedule D, Section A and the party actually taking possession of the products shall void any payments due under paragraph 1 of this Schedule D, Section A. In addition, MWI recognizes that the Leaders Edge program is designed as an effective go-to market approach to selling for the benefit of veterinarians and/or dealers who add value in the transaction to their customers as well as value for those customers. Blatant abuse of the intended structure of the Leaders Edge Program by MWI (including, but not limited to, falsification of EDI data or establishing false business entities or inserting business entities that add no commercial value to end users purely to obtain additional Fee payments) will subject MWI to potential forfeiture of all Fee’s paid on those transactions provided for in this Schedule D, Section A at the sole discretion of Pfizer. Decisions made as a result of Pfizer’s investigations of blatant abuse of the intended structure of Leaders Edge are solely Pfizer’s to make and forfeitures of Fees may happen retroactively in the form of credits against future Fee payments.

3)             The parties agree that MWI will provide to Pfizer on request and within two (2) business days, proof of delivery on any suspicious (as determined by Pfizer) EDI transaction. MWI agrees that Pfizer shall be entitled to audit, either directly or through external auditors hired by Pfizer and upon reasonable notice by Pfizer, MWI’s books and records for the purpose of determining the accuracy of EDI data for Pfizer Product sales communicated to Pfizer through Covansys.

4)             Products which are not listed in Schedule A do not qualify for Fee payments. All such Products shall be purchased by MWI on a buy sell basis. If new sku’s are added to Schedule A, Pfizer will communicate this to MWI on a quarterly basis.

SCHEDULE E

Cattle Swine Leaders Edge/Differentiated RSA

Effective January 1, 2010 through December 31, 2010 Leaders’ Edge Suppliers will receive a service fee (RSA) for sales to eligible Leaders’ Edge customers as indicated below.

RSA Payments

Sales To ->	LE Vet/Dealer	LE Strategic Producer	LE Producer

Distributor	/**/	/**/	/**/

Veterinarian	/**/	/**/	/**/

** Veterinarians MUST purchase an equivalent amount of product direct from Pfizer Animal Health to be eligible for a /**/ for sales to Leaders’ Edge Strategic Producers.

SCHEDULE F

Pfizer Returned Goods Policy & Procedure

AUDIENCE

Customer Service Operations, Finance, Marketing, & Field Force

SCOPE

Cattle, Swine, Equine, and CAD products purchased directly from Pfizer Animal Health may be returned for credit based on the current Pfizer Animal Health Return Goods Price List providing it is not outside the defined return window. ONLY CAD products may be returned for exchange providing it is not outside the defined return window.

•                                          Cattle, Swine, Equine, and CAD products return window is defined as two months prior and six months beyond the product’s expiration date. (except Revolution 6pk and Rimadyl 180ct, which can be exchanged or credited six months prior to the products expiration date).

•                                          In addition, CAD products may also be returned 12 months after the invoice date for Return Goods Credit only provided that the product has not expired.

Cattle, Swine, and Equine Biologicals purchased directly from Pfizer Animal Health may be returned for credit based upon 100% of the customer’s prior calendar year’s pricing. All other Cattle, Swine, and Equine products will receive credit based upon 90% of the customer’s prior calendar year’s pricing.

•                                          Exception #1: Short dated products (defined as consistently shipping with 4-6 months dating or less, such as ScourGuard) may receive a return goods credit based upon 100% of customer’s current year’s pricing.

•                                          Exception #2: Newly launched products not available the prior year, will follow the return policy as stated above but pricing will be based off of the current year.

Cad Products purchased directly from Pfizer Animal Health may be returned for credit at 75% of current list price or be exchanged for like product in full packaged quantities provided they are within the return window.

•                                          Exception #1: Customers that receive discount pricing due to a contract may have terms per their contract stating they will receive returns pricing at 75% of invoice price.

Products sold on a non-returnable basis are not eligible for credit or exchange. Products sold on a non-returnable basis include: syringes, rabies tags, Unipet Nutritabs, Roccal-D, Plastic Dispensing Bags, Sterile Water, Terramycin-343, Terramycin Soluble Powder, Eazi-Breed CIDR, Lincomix Soluble Powder, Lincomix Feed, Neomix 325 Commercial Grade, LS 50, and MGA

A.  Products NOT eligible for exchange include:

1                                          Products not purchased directly from Pfizer Animal Health

2                                          Cattle, Swine, and Equine Products

3                                          Products outside the defined return window

4                                          Items returned in less than the original packaged unit (partials)

B.  Products NOT eligible for credit include:

1                                          Products not purchased directly from Pfizer Animal Health

2                                          Products outside the defined return window

3                                          Items returned in quantities less than the original packaged unit (partials), with the exception of small animal biologicals, Amoxi tablets, Clavamox tablets, Albon tablets, Primor, Zeniquin, Cestex, Anipryl, and Temaril-P.

Partial returns of these items will be credited in 25% increments.

C.  Claims for Breakage or Shortage - Any obvious breakage or shortage must be brought to the attention of Pfizer Animal Health and the carrier. This must also be noted when signing delivery documents. Mis-shipments, shortages and concealed damages must be reported to Pfizer Animal Health within 15 business days for distribution (21 days for Veterinarians) from invoice date to receive full invoice credit. Claims received after this timeframe will not be considered for credit. Credits for damages and mis-shipments (i.e. CSR or warehouse error) will be matched up to the original invoice and credited at full invoice pricing.

D.  Discontinued Products - Discontinued products may not be returned for exchange but can be returned for credit at our current return’s price. Return of discontinued product must meet all other return requirements detailed in this policy.

PROCEDURE

Pfizer AH Customer Service will make pick up arrangements for returns of outdated product purchased directly from Pfizer. Veterinarians or Pfizer Territory Mangers should contact Customer Service to arrange for pick-up at 1-800-733-5500. Returns for all other classes of trade should be sent freight prepaid to the Pfizer Returns Center located in Lee’s Summit, MO.

Customer Service and/or Pfizer Animal Health Territory Manager must complete the Merchandise Return Form (MRF) and forward along with the return shipment to the Pfizer Animal Health Returns Center at One Pfizer Way, Building 200, Lee’s Summit, MO 64081. The MRF should be marked as credit or exchange. If the return shipment contains both product to be credited, and also product to be exchanged, a separate MRF should be completed for the credit and the exchange. Credit or exchange will be issued only upon receipt of the product at the Pfizer Animal Health Returns Center. Product should not be destroyed in the field. The product must have been purchased directly from Pfizer Animal Health and within the defined returns window.

Distributor accounts should fax a copy of the completed MRF to Major Accounts at 1-800-228-5176 for returns authorization. Once approved, a copy of the signed form will be faxed back to the distributor to be included in the return shipment.